Earnings per share/ADS (Tables)	12 Months Ended
Mar. 31, 2020
Schedule of computation of basic and diluted net income per share/ADS

	Year ended March 31,
	2018	2019	2020

	(in millions of RMB, except share
	data and per share data)
Earnings per share
Numerator:
Net income attributable to ordinary shareholders for computing net income per ordinary share — basic	63,985	87,600	149,263
Dilution effect arising from share-based awards issued by subsidiaries and equity investees	(21)	(42)	(48)
Net income attributable to ordinary shareholders for computing net income per ordinary share — diluted	63,964	87,558	149,215

Shares (denominator):
Weighted average number of shares used in calculating net income per ordinary share-basic (million shares) (Note)	20,425	20,640	21,017
Adjustments for dilutive RSUs and share options (million shares) (Note)	456	348	329
Weighted average number of shares used in calculating net income per ordinary share-diluted (million shares) (Note)	20,881	20,988	21,346
Net income per ordinary share — basic (RMB) (Note)	3.13	4.24	7.10
Net income per ordinary share — diluted (RMB) (Note)	3.06	4.17	6.99

Earnings per ADS
Net income per ADS — basic (RMB)	25.06	33.95	56.82
Net income per ADS — diluted (RMB)	24.51	33.38	55.93

Note: Basic and diluted net income per ordinary share, weighted average number of shares and the adjustments for dilutive RSUs and share options for the years ended March 31, 2018 and 2019 have been retrospectively adjusted for the Share Subdivision and the ADS Ratio Change that were effective on July 30, 2019 as detailed in Note 2(a).